Not valid unless countersigned by transfer agent incorporated under the laws of the country of

    number                           Nevada                       shares
---------------                                               --------------
   1234567                                                        99,000
---------------                                               --------------
                            ARISE TECHNOLOGIES INC.        CUSIP NO. xxxxxxxxxx

                   Authorized common stock: 450,000,000 shares
                                PAR VALUE $0.001

--------------------------------------------------------------------------------
The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. The shares have been acquired for investment and may not be offered, sold or otherwise transferred in the absence of an effective registration statement with respect to the shares or an exemption from the registration requirements of said act that is then applicable to the shares, as to which a prior opinion of counsel may be required by the issuer or the transfer agent.
--------------------------------------------------------------------------------

THIS CERTIFIES THAT                       SHAREHOLDER NAME



IS THE RECORD HOLDER OF          *NINETY-NINE THOUSAND NINE HUNDRED NINETY NINE*

SHARES OF                     ARISE TECHNOLOGIES INC.          COMMON STOCK

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      Witness the facsimile signatures of its duly authorized officers.

Date              Bay City Transfer
                  Agency & Registrar Inc.

                  by
                   --------------------------
                   COUNTERSIGNED & REGISTERED


/S/                                              /S/
  --------------------------                       -----------------------------
               SECRETARY                                            DIRECTOR

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of
         survivorship and not as tenants
         in common



UNIF GIFT MIN ACT - _______ Custodian________
                        (Cust)                      (Minor)
                    under Uniform Gifts to Minors
                    Act_____________________
                                (State)

    Additional abbreviations may also be used though not in the above list.

       For Value Received, _____________ hereby sell, assign and transfer

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------


---------------------------------------



--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------- Shares



of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint


-----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ----------------------


x
  ----------------------------------------------------------------------------
                            (RECORD HOLDER SIGNATURE)


NOTICE: SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS
        CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

NOTICE OF SIGNATURE GUARANTEE:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE OR BY A BANK (OTHER THAN A SAVINGS BANK) OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE "MEDALLION GUARANTEE PROGRAM".

TRANSFER FEE WILL APPLY


***FOR MEDALLION GUARANTEE USE ONLY***